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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004

Dex Media East LLC
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

333-102395	42-1554575
(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 784-2900

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.

  (c)
  Exhibits.

        The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release, dated January 30, 2004.

Item 9. Regulation FD Disclosure.

        In a press release, dated January 30, 2004, Dex Media, Inc., the indirect parent of Dex Media East LLC and Dex Media West LLC, announced the pricing of its 9% Discount Notes due 2013 and debt repayment goals for 2004. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

        All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless such filing specifically incorporates such information by reference.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media East LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 30, 2004

DEX MEDIA EAST LLC
By:	/s/ ROBERT M. NEUMEISTER, JR. Robert M. Neumeister, Jr. Chief Financial Officer and Executive Vice President (duly authorized officer)

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  Item 7. Exhibits.
  Item 9. Regulation FD Disclosure.
Signatures